Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments And Contingencies Disclosure

	2011	2010
	$	$

Capital expenditure commitments(1)
Contracts for capital expenditure	202	176
Authorized by the directors but not yet contracted for	1,128	988
	1,330	1,164
Allocated for:
Project expenditure
- within one year	832	433
- thereafter	46	107
	878	540
Stay in business expenditure
- within one year	421	404
- thereafter	31	220
	452	624

(1) Including commitments through contractual arrangements by equity accounted joint ventures amounting to:	14	12

Other contractual purchase obligations(2)
- within one year	334	398
- thereafter	129	140
	463	538
(2) Other purchase obligations represent contractual obligations for the purchase of mining contract services, power, supplies, consumables, inventories, explosives and activated carbon. Amounts exclude purchase obligations of equity accounted joint ventures.

Summary of contracted uranium sales as at December 31, 2011

The Company had the following uranium commitments:

Year	lbs (000)	Average contracted price ($/lbs)

2012	858	61.54

Contingencies and guarantees are summarized as follows for disclosure purposes. Amounts represent possible losses for loss contingencies, where an estimate can be made, and quantification of guarantees:

	2011	2010
	$	$

Contingent liabilities

Groundwater pollution (1)	-	-
Deep groundwater pollution - South Africa (2)	-	-
Sales tax on gold deliveries - Brazil (3)	88	89
Other tax disputes - Brazil (4)	38	34
Indirect taxes - Ghana (5)	12	11
Tax disputes - Tanzania (6)	-	-
Occupational Diseases in Mines and Works Act ("ODMWA") litigation (7)	-	-

Contingent assets

Royalty - Boddington Gold Mine (8)	-	-
Royalty - Tau Lekoa Gold Mine (9)	-	-

Financial guarantees

Oro Group surety (10)	12	15
AngloGold Ashanti USA reclamation bonds (11)	101	88
AngloGold Ashanti Australia environmental bonds (12)	30	28
AngloGold Ashanti environmental guarantees (13)	166	193
Guarantee provided for syndicated revolving credit facility (14)	-	50
Guarantee provided for rated bonds (15)	1,012	1,012
Guarantee provided for convertible bonds (16)	736	736
Guarantee provided for mandatory convertible bonds (17)	791	791
Guarantee provided for A$ syndicated revolving credit facility (18)	-	-

Hedging guarantees
Gold delivery guarantees (19)	-	-
Ashanti Treasury Services Limited ("ATS") hedging guarantees (20)	-	-
Geita Management Company Limited ("GMC") hedging guarantees (21)	-	-

	2,986	3,047

The Company assesses the credit quality of counterparts at least on a quarterly basis. As of December 31, 2011, the probability of non-performance is considered minimal.

(1)	Ground water pollution

The Company has identified groundwater contamination plumes at certain of its operations, which have occurred primarily as a result of seepage from mine residue stockpiles. Numerous scientific, technical and legal studies have been undertaken to assist in determining the magnitude of the contamination and to find sustainable remediation solutions. The Company has instituted processes to reduce future potential seepage and it has been demonstrated that Monitored Natural Attenuation ("MNA") by the existing environment will contribute to improvement in some instances. Furthermore, literature reviews, field trials and base line modeling techniques suggest, but are not yet proven, that the use of phyto-technologies can address the soil and groundwater contamination. Subject to the completion of trials and the technology being a proven remediation technique, no reasonable estimate can be made for the obligation.

		2011	2010
		$	$

(2)	Deep ground water pollution - South Africa

	The Company has identified a flooding and future pollution risk posed by deep groundwater in the Klerksdorp and Far West Rand gold fields. Various studies have been undertaken by AngloGold Ashanti since 1999. Due to the interconnected nature of mining operations, any proposed solution needs to be a combined one supported by all the mines located in these gold fields. As a result, the Department of Mineral Resources and affected mining companies are involved in the development of a “Regional Mine Closure Strategy”. In view of the limitation of current information for the estimation of a liability, no reasonable estimate can be made for the obligation.

(3)	Sales tax on gold deliveries - Brazil

	In 2006, Mineração Serra Grande S.A. (“MSG”) received two tax assessments from the State of Goiás related to payments of state sales taxes at the rate of 12 percent on gold deliveries for export from one Brazilian state to another during the period from February 2004 to the end of May 2006. AngloGold Ashanti Córrego do Sitío Mineração S.A. manages the operation. In November 2006, the administrative council’s second chamber ruled in favor of MSG and fully cancelled the tax liability related to the first period. In July 2011, the administrative council’s second chamber ruled in favor of MSG and fully cancelled the tax liability related to the second period. The State of Goiás has appealed to the full board of the State of Goiás tax administrative council. In November 2011, the administrative council’s second chamber approved the suspension of proceedings and the remittance of the matter to the Department of Supervision of Foreign Trade (“Comex”) for review and verification. The Company believes both assessments are in violation of federal legislation on sales taxes.

	The Company's attributable share of the assessments are as follows:
	First assessment	54	55
	Second assessment	34	34
		88	89

(4)	Other tax disputes - Brazil

	MSG received a tax assessment in October 2003 from the State of Minas Gerais related to sales taxes on gold. The tax administrators rejected the Company’s appeal against the assessment. The Company is now appealing the dismissal of the case. The Company’s attributable share of the assessment is approximately:	9	10

	In addition, in November 2007, the Departamento Nacional de Produçâo Mineral ("DNPM"), a Brazilian federal mining authority, issued a tax assessment against AngloGold Ashanti Brazil Mineração ("AABM") relating to the calculation and payment by AABM of the financial contribution on mining exploitation ("CFEM") in the period from 1991 to 2006. The amount involved is approximately:	21	3

	Subsidiaries of the Company in Brazil are involved in various other disputes with tax authorities. These disputes involve federal tax assessments including income tax, royalties, social contributions and annual property tax. The amount involved is approximately:	8	21
		38	34

(5)	Indirect taxes - Ghana

	AngloGold Ashanti (Ghana) Limited received a tax assessment during September 2009 in respect of the 2006, 2007 and 2008 tax years following an audit by the tax authorities related to indirect taxes on various items. Management is of the opinion that the indirect taxes are not payable and the Company has lodged an objection.

	The assessment is approximately:	12	11

		2011	2010
		$	$

(6)	Tax disputes - Tanzania

	Geita Gold Mine Limited ("GGML") and Samax Resources Limited (Tanzania Branch) received a letter from the Tanzania Revenue Authority ("TRA") dated March 15, 2012.

	The TRA advised that it intends to issue assessments or demands in relation to a number of tax matters. The Company intends to defend the assessments and demands. As no assessments or demands have been received to date, no reasonable estimate can be made for the obligation.

(7)	ODMWA litigation

The case of Mr Thembekile Mankayi was heard in the High Court of South Africa in June 2008, and an appeal heard in the Supreme Court of Appeal in 2010. In both instances judgment was awarded in favor of AngloGold Ashanti Limited on basis that an employer is indemnified against such a claim for damages by virtue of the provisions of section 35 of the Compensation for Occupational Injuries and Diseases Act, 1993 ("COIDA"). A further appeal that was lodged by Mr Mankayi was heard in the Constitutional Court in 2010. Judgment in the Constitutional Court was handed down on March 3, 2011. The Constitutional Court held that section 35 of COIDA does not indemnify the employer against such claims.

Mr Mankayi passed away subsequent to the hearing in the Supreme Court of Appeal. Following the Constitutional Court judgment, Mr Mankayi’s executor may proceed with his case in the High Court. This will comprise, amongst others, providing evidence showing that Mr Mankayi contracted silicosis as a result of negligent conduct on the part of AngloGold Ashanti Limited.

The Company will defend the case and any subsequent claims on their merits. Should other individuals or groups lodge similar claims, these too will be defended by the Company and adjudicated by the Courts on their merits. In view of the limitation of current information for the estimation of a possible liability, no reasonable estimate can be made of this possible obligation.

(8)	Royalty - Boddington Gold Mine

	As a result of the sale of the interest in the Boddington Gold Mine during 2009, the Company is entitled to receive a royalty on any gold recovered or produced by the Boddington Gold Mine, where the gold price is in excess of Boddington Gold Mine’s cash costs plus $600 per ounce. The royalty is payable in each quarter from and after the second quarter in 2010, within forty five days of reporting period close and is capped at a total of $100 million.

	Details of the royalty are as follows:

	Total royalties received and receivable to date	42	4

(9)	Royalty - Tau Lekoa Gold Mine

	As a result of the sale of the Tau Lekoa Gold Mine during 2010, the Company is entitled to receive a royalty on the production of a total of 1.5 million ounces by the Tau Lekoa Gold Mine and in the event that the average monthly rand price of gold exceeds R180,000 per kilogram (subject to an inflation adjustment). Where the average monthly rand price of gold does not exceed R180,000 per kilogram (subject to an inflation adjustment), the ounces produced in that quarter do not count towards the total 1.5 million ounces upon which the royalty is payable. The royalty will be determined at 3 percent of the net revenue (being gross revenue less state royalties) generated by the Tau Lekoa assets. Royalties on 219,005 ounces produced have been received to date.

	Royalties received in cash during the year ended December 31	5	3

(10)	Oro Group surety	12	15

The Company has provided surety in favor of a lender on a gold loan facility with its associate Oro Group (Proprietary) Limited and one of its subsidiaries. The Company has a total maximum liability, in terms of the suretyships, of R100 million. The probability of the non-performance under the suretyships is considered minimal.

		2011	2010
		$	$

(11)	AngloGold Ashanti USA reclamation bonds	101	88

	Pursuant to US environmental and mining requirements, gold mining companies are obligated to close their operations and rehabilitate the lands that they mine in accordance with these requirements. AngloGold Ashanti USA has posted reclamation bonds with various federal and state governmental agencies to cover potential rehabilitation obligations. The Company has provided a guarantee for these obligations which would be payable in the event of AngloGold Ashanti USA not being able to meet its rehabilitation obligations. The obligations will expire upon completion of such rehabilitation and release of such areas by the applicable federal and/or state agency. AngloGold Ashanti is not indemnified by third parties for any of the amounts that may be paid by AngloGold Ashanti under its guarantee.

(12)	AngloGold Ashanti Australia environmental bonds	30	28

Pursuant to Australia environmental and mining requirements, gold mining companies are obligated to close their operations and rehabilitate the lands that they mine in accordance with these requirements. AngloGold Ashanti Australia has posted bonds with state governmental agencies to cover potential rehabilitation obligations. The Company has provided a guarantee for these obligations which would be payable in the event of AngloGold Ashanti Australia not being able to meet its rehabilitation obligations. The obligations will expire upon completion of such rehabilitation and release of such areas by the applicable state agency. AngloGold Ashanti is not indemnified by third parties for any of the amounts that may be paid by AngloGold Ashanti under its guarantee.

(13)	AngloGold Ashanti environmental guarantees	166	193

Pursuant to South African mining laws, mining companies are obligated to close their operations and rehabilitate the lands that they mine in accordance with these laws. In order to cover against premature closure costs, the Company has secured bank guarantees to cover potential rehabilitation obligations of certain mines in South Africa. The Company has provided a guarantee for these obligations which would be payable in the event of the South African mines not being able to meet such rehabilitation obligations. The obligations will expire upon compliance with all provisions of the environment management program in terms of South African mining laws. AngloGold Ashanti is not indemnified by third parties for any of the amounts that may be paid by AngloGold Ashanti under its guarantee.

(14)	Guarantee provided for syndicated revolving credit facility

	AngloGold Ashanti Limited, AngloGold Ashanti Holdings plc and AngloGold Ashanti USA Incorporated, as guarantors, have each guaranteed all payments and other obligations of the borrowers and the other guarantors under the $1.0 billion four year revolving credit facility.

	The total amount outstanding under this facility as at December 31 amounted to:	-	50

(15)	Guarantee provided for rated bonds	1,012	1,012

AngloGold Ashanti Limited has fully and unconditionally guaranteed all payments and other obligations of AngloGold Ashanti Holdings plc regarding the issued $700 million 5.375 percent rated bonds due 2020 and the issued $300 million 6.5 percent rated bonds due 2040.

(16)	Guarantee provided for convertible bonds	736	736

AngloGold Ashanti Limited has fully and unconditionally guaranteed all payments and other obligations of AngloGold Ashanti Holdings Finance plc regarding the issued $732.5 million 3.5 percent convertible bonds due 2014.

(17)	Guarantee provided for mandatory convertible bonds	791	791

AngloGold Ashanti Limited has fully and unconditionally guaranteed all payments and other obligations of AngloGold Ashanti Holdings Finance plc regarding the issued $789 million 6 percent mandatory convertible bonds due 2013.

		2011	2010
		$	$

(18)	Guarantee provided for A$ syndicated revolving credit facility

AngloGold Ashanti Limited together with AngloGold Ashanti Holdings plc, as guarantors, has each guaranteed all payments and other obligations of AngloGold Ashanti Australia Limited under the A$600 million four year revolving credit facility entered into during December 2011.

	The total amount outstanding under this facility as at December 31 amounted to:	-	-

(19)	Gold delivery guarantees	-	-

The Company has issued gold delivery guarantees to several counterpart banks pursuant to which it guarantees the due performance of its subsidiaries AngloGold (USA) Trading Company, AngloGold South America Limited and Cerro Vanguardia S.A. under their respective gold hedging agreements. At December 31, 2011 and 2010 the Company had no open gold hedge contracts.

(20)	ATS hedging guarantees	-	-

The Company together with its wholly-owned subsidiary AngloGold Ashanti Holdings plc has provided guarantees to several counterpart banks for the hedging commitments of its wholly-owned subsidiary ATS. The maximum potential amount of future payments is all moneys due, owing or incurred by ATS under or pursuant to the hedging agreements. At December 31, 2011 and 2010 the Company had no open gold hedge contracts.

(21)	GMC hedging guarantees	-	-

The Company and its wholly-owned subsidiary AngloGold Ashanti Holdings plc have issued hedging guarantees to several counterpart banks in which they have guaranteed the due performance by GMC of its obligations under or pursuant to the hedging agreements entered into by GMC, and to the payment of all money owing or incurred by GMC as and when due. The maximum potential amount of future payments is all moneys due, owing or incurred by GMC under or pursuant to the hedging agreements. At December 31, 2011 and 2010 the Company had no open gold hedge contracts.

Vulnerability from concentrations

The majority of AngloGold Ashanti’s 61,242 employees (2010: 62,046, 2009: 63,364) are subject to collective bargaining agreements. In South Africa agreements are established in negotiations between the Chamber of Mines, the body that represents the gold mining industry in South Africa, and representative groups of labor. The agreements have a two-year validity period. The most recent settlement negotiation was completed in August 2011, when the parties reached an agreement covering the period from July 1, 2011 to June 30, 2013.